                                                                    EXHIBIT 10.2

                           SOFTWARE LICENSE AGREEMENT

1       AGREEMENT

        1.1 This Software License Agreement ("Agreement") along with its attached initialed, signed and dated Addendums, Attachments, Covenants, Exhibits, Schedules and/or Work Orders covering the Software ("SOFTWARE") developed and marketed by Brookline Technologies, Inc., is a legal and binding Agreement between Brookline Technologies, Inc., Sandy, Utah ("BROOKLINE") and LICENSEE ("LICENSEE") whose name appears in Section 2.1 below.

2       INTRODUCTION

        2.1 This Agreement is between BROOKLINE and SportsNuts.com International, Inc. its LICENSEE, under which the SOFTWARE is being licensed on a non-exclusive basis for the LICENSEE's own use under the terms and conditions as set forth in this Agreement.

3       DEFINITIONS

        As used in this Agreement, the following definitions shall apply:

        3.1 "Agreement" shall mean this Agreement between BROOKLINE and LICENSEE, including all initialed, signed and dated Addendums, Attachments, Covenants, Exhibits, Schedules and/or Work Orders of this Agreement, whether executed as part of this Agreement when initially initialed, signed and dated or added, modified or deleted at a later date.

        3.2 "BROOKLINE" shall mean Brookline Technologies, Inc.

        3.3 "LICENSEE" shall mean the party so designated in Section 2.1 of this Agreement.

        3.4 "Confidential Information" shall mean any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing party. "Confidential Information" shall not include information (a) already lawfully known to the receiving party, (b) disclosed in published materials, (c) generally known to the public or (d) lawfully obtained from any third party.

        3.5 "TeleNow IVR Flow Charts" shall mean the flow charts prepared and edited by BROOKLINE to document and detail LICENSEE's TeleNow IVR (Interactive Voice Response) SOFTWARE functionality.

        3.6 "Specifications" shall mean the Momentum Compensation Plan Specifications Document, and/or the TeleNow IVR Flow Charts, and/or any other documents, charts or analysis necessary for BROOKLINE to program the SOFTWARE to the LICENSEE's particular requirements.

        3.7 "Effective Date" shall mean the date upon which authorized personnel of BROOKLINE initials, signs and dates this Agreement and receives initial payment from LICENSEE as set forth in this Agreement after which LICENSEE has initialed, signed and dated this Agreement.

        3.8 "Documentation Sign-off Date(s)" shall mean the date(s) when LICENSEE signs-off as completed, the Specifications necessary for BROOKLINE to program the SOFTWARE to LICENSEE's particular requirements as set forth in this Agreement.

        3.9 "Delivery Date" shall mean the date that BROOKLINE physically delivers, installs, and sets up the SOFTWARE on LICENSEE's equipment.

        3.10 "Acceptance Date" shall mean the date that LICENSEE and BROOKLINE agree in writing that the software has been properly installed and is functioning in a manner acceptable to the LICENSEE.

        3.11 "Test Period" shall mean the period between the Delivery Date and the Acceptance Date when the LICENSEE, with assistance from BROOKLINE personnel, shall review, test, and verify the completeness and accuracy of the SOFTWARE according to the Specifications. BROOKLINE and LICENSEE expect the Test Period to last no more than 10 Business Days unless LICENSEE notifies BROOKLINE of defects that require correction by BROOKLINE, in which case the Test Period shall be extended by the same number of days required by BROOKLINE to correct such defects.

        3.12 "Termination Date" shall mean the date that the Agreement is terminated as set forth in this Agreement.

        3.13 "Calendar Days" shall mean Sunday through Saturday of each week.

        3.14 "Business Days" shall mean Monday through Friday, less any holidays during those days.

        3.15 "Documentation" shall mean the user manual(s) and any other materials supplied by BROOKLINE or its third party vendor(s) for use with the SOFTWARE or any Release of the SOFTWARE.

        3.16 "License Fee" shall mean the fee for licensing the SOFTWARE as specified in "Attachment M SOFTWARE Order And Payment Terms".

        3.17 "SOFTWARE" shall mean the machine-readable binary code, including any modifications, fixes and additional Releases developed and delivered by BROOKLINE to LICENSEE under the terms of this Agreement.

        3.18 "Source Code" shall mean the non-compiled, modifiable programming code of the SOFTWARE, or portions thereof, developed and written by BROOKLINE.

        3.19 "Release" shall mean any version of the SOFTWARE or Documentation supplied by BROOKLINE upon or after the Delivery Date.

        3.20 "Customizations" shall mean all custom programming changes, additions, and modifications to the SOFTWARE requested by LICENSEE.

        3.21 "Payment Terms" shall mean the provisions, conditions, and terms for payment as set forth in this Agreement and the SOFTWARE Order

Form and Payment Terms, Attachment M of this Agreement.

        3.22 "Current Services Fee Schedule" shall mean BROOKLINE's published schedule of fees for products and services or subsequently updated versions thereof.

4       GRANT OF LICENSE

        4.1 BROOKLINE hereby grants to LICENSEE, and LICENSEE hereby accepts, a non-exclusive license to use the SOFTWARE subject to the terms and provisions of this Agreement.

        4.2 The license granted herein permits the LICENSEE to install a single copy of the SOFTWARE on a single server computer for a single company subject to the terms of this Agreement.

5       PAYMENT OF SOFTWARE LICENSE FEE

        5.1 In consideration of the license granted under this Agreement, LICENSEE shall pay to BROOKLINE the License Fee(s) as set forth in this Agreement. Any payments not received on or before the their respective due date as set forth in this Agreement, or any payment made by LICENSEE which is returned for insufficient funds, shall constitute a violation of this Agreement and BROOKLINE may proceed, at its sole discretion, with appropriate remedies as set forth in this Agreement.

6       ACKNOWLEDGMENT OF BROOKLINE'S OWNERSHIP RIGHTS

        6.1 LICENSEE acknowledges that it obtains no ownership rights in the SOFTWARE under the terms of this Agreement. All rights in the SOFTWARE, including, but not limited to, Confidential Information, trade secrets, trademarks, service marks, patents, and copyrights are, shall be and will remain the property of BROOKLINE or any third party from whom BROOKLINE has licensed software or technology. All copies of the SOFTWARE or third party software or technology delivered to LICENSEE or made by LICENSEE remain the property of BROOKLINE.

7       ACKNOWLEDGMENT OF LICENSEE'S OWNERSHIP RIGHTS

        7.1 BROOKLINE acknowledges that it obtains no ownership rights to LICENSEE's data and confidential business information and practices under the terms of this Agreement. All rights including but not limited to LICENSEE's Confidential Information, trade secrets, trademarks, service marks, patents, copyrights, client lists, client account histories, compensation models, confidential business relationships, confidential business practices, service cost models, and proprietary technologies are, shall be, and will remain the property of LICENSEE or any third party from whom LICENSEE has obtained license.

8       RESTRICTION AGAINST THIRD PARTY USE

        8.1 The SOFTWARE may be used for LICENSEE's internal business use only and only to process information or data of LICENSEE. LICENSEE may not process information or data belonging to other parties.

9       DATA CONVERSION

        9.1 BROOKLINE shall provide LICENSEE with data import format specifications and BROOKLINE shall import LICENSEE's data into the SOFTWARE for no cost. BROOKLINE shall use its best efforts to accurately and completely convert the data; however, all converted data files shall be supplied "AS IS" AND BROOKLINE DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO CONVERTED DATA FILES. LICENSEE accepts complete responsibility for verifying the accuracy and completeness of all converted files and data and informing BROOKLINE, as set forth in this Agreement, of any defects or omissions detected by LICENSEE prior to the Delivery Date.

10      DELIVERY AND ACCEPTANCE

        10.1 This Agreement, along with its attached and initialed, signed and dated Addendums, Attachments, Covenants, Exhibits, Schedules and/or Work Orders, together with the initial payment, must be initialed, signed and dated by LICENSEE and received by BROOKLINE within 5 business days from the hand delivered date or post marked date on the envelope mailed or expressed to LICENSEE by BROOKLINE.

        10.2 BROOKLINE and LICENSEE shall work together to complete the Specifications in a timely and efficient manner as set forth in this Agreement. Should BROOKLINE deem it necessary for certain LICENSEE personnel to visit BROOKLINE's offices in order to expedite the sign off of the Specifications, LICENSEE agrees to consent to such a request.

        10.3 Should LICENSEE require that changes be made to the Specifications after LICENSEE has signed off the Specifications but before or on the Delivery Date, BROOKLINE reserves the right to renegotiate the Delivery Date to accommodate such changes.

        10.4 Should LICENSEE become dilatory in responding to BROOKLINE's inquiries regarding the LICENSEE's Specifications, BROOKLINE shall notify LICENSEE in writing as set forth in this Agreement of LICENSEE's delinquency. Once LICENSEE has received notification of its delinquency, LICENSEE shall have ten (10) Business Days to respond and become in compliance. If LICENSEE's delinquency, in BROOKLINE's opinion, has caused any delays in BROOKLINE's ability to meet the Delivery Date, then BROOKLINE reserves the right to renegotiate the Delivery Date to accommodate the such delays.

        10.5 Should BROOKLINE become dilatory in responding to LICENSEE's inquiries regarding LICENSEE's Specifications, or in the delivery thereof, LICENSEE shall notify BROOKLINE in writing, as set forth in this Agreement of BROOKLINE's delinquency. Once BROOKLINE has received notification of its delinquency, BROOKLINE shall have ten (10) business days to respond and become in compliance or become in breach of this Agreement.

11      INSTALLATION

        11.1 LICENSEE assumes complete responsibility for ensuring that its computer hardware, network, and related software are suitable to operate the SOFTWARE with satisfactory performance and reliability.

        11.2 If LICENSEE elects to install the SOFTWARE, LICENSEE accepts full responsibility for the correct installation and configuration of the SOFTWARE according to the Documentation and support provided by BROOKLINE.

        11.3 Prior to the SOFTWARE being installed on LICENSEE's computer hardware, LICENSEE shall install and maintain the latest version of pcANYWHERE, and/or any other data communication software recommended and approved by BROOKLINE, on its network or server, or provide an equivalent approved means of remote access to provide BROOKLINE the ability to connect to LICENSEE's network for SOFTWARE diagnostics, maintenance and support purposes. BROOKLINE understands that for security reasons, BROOKLINE's access to unrelated software and hardware of LICENSEE will necessarily be restricted.

12      TRAINING AND SOFTWARE SUPPORT

        12.1 BROOKLINE includes up to 8 hours of free SOFTWARE training with this Agreement at BROOKLINE's training facility if this training is scheduled to occur within 10 Business Days prior to the Delivery Date or 30 Business Days after the Delivery Date. Additional training may be purchased from BROOKLINE.

13      COPIES OF THE SOFTWARE

        13.1 Upon the Delivery Date, BROOKLINE shall provide LICENSEE with one copy of the SOFTWARE on CD-ROM media.

        13.2 BROOKLINE shall provide one copy of the latest version of Source Code including Customizations to be held in escrow at BROOKLINE's attorneys' offices. BROOKLINE shall place a copy of the LICENSEE's Source Code in escrow within thirty (30) Calendar days after Acceptance Date. BROOKLINE shall replace the copy of the LICENSEE's Source Code in escrow with a copy of the then most current Release within thirty (30) Calendar days after BROOKLINE makes any modifications to the LICENSEE's Source Code. The Source Code shall be released from Escrow to LICENSEE in the event that BROOKLINE files for bankruptcy, or does not respond to LICENSEE's requests for support within 60 consecutive days after support is requested by LICENSEE in written notice as prescribed in this Agreement.

        13.3 In the event that BROOKLINE and/or its SOFTWARE assets are acquired by or merged into another entity, this Agreement in its entirety shall continue with that entity without prejudice to LICENSEE.

        13.4 In the event that BROOKLINE and/or its SOFTWARE assets are acquired by or merged into another entity and that entity elects not to continue supporting the SOFTWARE, the SOFTWARE Source Code shall be immediately released to LICENSEE.

14      LICENSEE'S OBLIGATION FOR DATA PROTECTION

        14.1 LICENSEE shall be solely responsible for the protection, security and backup of all data related to or used by the SOFTWARE.

15      CONFIDENTIAL INFORMATION

        15.1 BROOKLINE and LICENSEE acknowledge that this Agreement, the SOFTWARE and the LICENSEE. BROOKLINE and LICENSEE agree to keep this Agreement, the SOFTWARE and Documentation in confidence and to take all reasonable precautions to ensure that no unauthorized persons have access to this Agreement, the SOFTWARE and Documentation and that no unauthorized copies are made. Breach of this provision shall be grounds for immediate termination of this Agreement subject to the RIGHTS UPON TERMINATION clause of this Agreement.

        15.2 LICENSEE may not alter any proprietary markings on the SOFTWARE, including copyright, trade mark, trade secret, and patent legends.

        15.3 LICENSEE may not decompile, disassemble, or reverse engineer the SOFTWARE.

16      WARRANTY

        16.1 BROOKLINE warrants that the SOFTWARE will perform substantially in accordance with accompanying Documentation for a period of one year from the Acceptance Date ("Warranty Period").

        16.2 BROOKLINE AND ANY THIRD PARTY FROM WHOM BROOKLINE HAS LICENSED SOFTWARE OR TECHNOLOGY DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON- INFRINGEMENT, WITH RESPECT TO THE SOFTWARE AND THE ACCOMPANYING WRITTEN MATERIALS.

        16.3 BROOKLINE AND ANY THIRD PARTY FROM WHOM BROOKLINE HAS LICENSED SOFTWARE OR TECHNOLOGY WILL NOT BE LIABLE FOR LOST PROFITS, LOST OPPORTUNITIES OR INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

        16.4 EXCLUSIVE REMEDY: LICENSEE'S EXCLUSIVE REMEDY AGAINST ANY PARTY FOR BREACH OF THIS AGREEMENT IN THE PERFORMANCE OF THE SOFTWARE SHALL BE, AT BROOKLINE'S CHOICE, (A) CORRECTION OF ANY ERROR OR DEFECT IN THE SOFTWARE AS TO WHICH LICENSEE HAS GIVEN NOTICE AT NO CHARGE TO LICENSEE, (B) REPLACEMENT OF THE SOFTWARE INVOLVED, OR (C) IN THE EVENT THE SOFTWARE DEFECT IS NOT REMEDIED BY CORRECTION OR REPLACEMENT WITHIN 90 DAYS OF LICENSEE NOTIFYING BROOKLINE IN WRITTEN DETAIL OF THE DEFECT(S) AT ISSUE, LICENSEE SHALL BE REFUNDED IN FULL ANY AND ALL PAYMENTS MADE FOR THE SOFTWARE AND WHEREUPON THIS AGREEMENT SHALL BE TERMINATED.

        16.5 If any problem, operational failure or error of the SOFTWARE has resulted from any alteration of the SOFTWARE, accident, abuse, or misapplication, then this warranty shall be null and void, at BROOKLINE's option.

17      OVERALL LIMITATION OF DAMAGES

        17.1 IN NO CASE SHALL THE AGGREGATE AMOUNT OF DAMAGES PAYABLE TO LICENSEE FROM ANY AND ALL PARTIES FOR ANY CLAIM ARISING FROM THE SOFTWARE OR THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ITS WARRANTY AND INDEMNIFICATION PROVISIONS) EXCEED THE AMOUNT PAID BY LICENSEE TO BROOKLINE FOR THE SOFTWARE LICENSED UNDER THIS AGREEMENT, WHICH AGGREGATE AMOUNT SHALL EXCLUDE ALL SERVICE BUREAU TRANSACTION FEES, IVR USAGE FEES, AND SOFTWARE MAINTENANCE AND SUPPORT FEES.

18      TERM AND TERMINATION

        18.1 BROOKLINE may immediately terminate this Agreement with cause in the event LICENSEE (a) fails to make, when due, any License Fee payments or any other payments required under this Agreement; (b) commits a material breach of any of its obligations concerning scope of use or the protection of the SOFTWARE, Documentation, intellectual property of BROOKLINE, and Confidential Information; or (c) materially breaches any of its other obligations under any provision of this Agreement, which breach is not remedied within thirty (30) Calendar days after notice thereof by BROOKLINE to LICENSEE, unless otherwise provided in this Agreement.

        18.2 LICENSEE may terminate this Agreement with cause if BROOKLINE commits a material breach of any of the provisions of this agreement and fails to remedy such breach within thirty (30) Calendar days after written notice by LICENSEE of such breach, unless otherwise provided in this Agreement.

        18.3 Either party may terminate this Agreement immediately with cause if such other party becomes insolvent, makes a general assignment for the benefit of creditors, suffers, or permits the appointment of a receiver for its business or assets, becomes subject to any proceedings under bankruptcy or insolvency law or ceases to do business for any reason. The parties agree to provide immediate notice to each other upon the occurrence of any of the above events.

19      RIGHTS UPON TERMINATION

        19.1 Upon termination of this Agreement as a result of the LICENSEE defaulting on this Agreement, LICENSEE's license to use the SOFTWARE shall terminate, and LICENSEE shall immediately turn over to BROOKLINE all copies of the SOFTWARE and Documentation, and any other Confidential Information relating to the SOFTWARE and Documentation and shall remove and erase completely any copies of the SOFTWARE installed or recorded on any hard disk or other storage medium except as may be required to satisfy legal or financial historical reporting requirements. LICENSEE shall promptly certify to BROOKLINE in writing that it has complied with this requirement.

        19.2 Upon termination of this Agreement, BROOKLINE shall immediately turn over to LICENSEE all copies of LICENSEE's customer data, any property, and any proprietary material of LICENSEE, as set forth in this Agreement that may be in the possession of BROOKLINE. BROOKLINE shall promptly certify to LICENSEE in writing that it has complied with this requirement.

        19.3 Upon termination of this Agreement, BROOKLINE's right to the public use of LICENSEE's name as a LICENSEE of BROOKLINE, on a verbal or written basis, shall terminate.

        19.4 Upon termination of this Agreement as a result of LICENSEE defaulting on this Agreement, all payments for SOFTWARE not yet paid and fees not yet collected, shall be immediately due and payable by LICENSEE and all payments and service fees collected or accrued prior to the Termination Date shall be retained by BROOKLINE without any pro rata refund to LICENSEE.

        19.5 Upon termination of this Agreement as a result of BROOKLINE defaulting on this Agreement, only payments for services rendered and accepted by LICENSEE shall be immediately due and payable by LICENSEE.

        19.6 Upon termination of this Agreement, LICENSEE and BROOKLINE agree to keep confidential all Confidential Information, as set forth in this Agreement, for a period of two (2) years from the Termination Date.

20      ASSIGNMENT

        20.1 LICENSEE may assign some or all of its rights granted in this Agreement as part of the sale or transfer to an acquiring entity of any or all of the assets of the LICENSEE's business operations in which the SOFTWARE is employed only with the express written consent of BROOKLINE, which consent shall not be unreasonably withheld. Any purported assignment, except as provided for in this paragraph, shall be null and void and a material breach of this Agreement.

        20.2 LICENSEE may assign some or all of its rights granted in this Agreement to an entity to act in agency on LICENSEE's behalf in the execution of LICENSEE's obligations and privileges as set forth in this Agreement, only with the express written consent of BROOKLINE, which consent shall not be unreasonably withheld. Any purported assignment, except as provided for in this paragraph, shall be null and void and a material breach of this Agreement.

        20.3 Any assignment of this Agreement shall be invalid unless BROOKLINE has agreed in writing to such assignment.

21      GENERAL PROVISIONS

        21.1 Applicable Law. This Agreement shall be construed pursuant to substantive law of the State of Utah. Any dispute arising out of this Agreement that cannot be settled amicably between the parties shall be settle by arbitration as set forth in this Agreement.

        21.2 Risk of Loss. Upon delivery and installation of the SOFTWARE and the Documentation to LICENSEE's place of business, LICENSEE shall assume all risk of loss and damage to the SOFTWARE and the Documentation. In the event of loss or damage, duplicate copies of the SOFTWARE and Documentation will be available to LICENSEE for nominal media costs.

        21.3 Taxes. LICENSEE shall pay, in addition to the other amounts payable under this Agreement, all local, state and federal excise, sales, use, personal property, gross receipts and similar taxes (excluding taxes imposed on or measured by BROOKLINE's net income) levied or imposed by reason of the transactions under this Agreement. LICENSEE shall, upon demand, pay to BROOKLINE an amount equal to any such tax(es) actually paid or required to be collected or paid by BROOKLINE.

        21.4 Licensing Responsibility. LICENSEE warrants that it takes all responsibility regarding proper and legal licensing of software being used in order to operate SOFTWARE on LICENSEE's computer system.

        21.5 Public Reference. LICENSEE consents to the public use of its name as a LICENSEE of BROOKLINE on a verbal or written basis.

        21.6 Modification. This Agreement may not be modified or amended except in writing, which is signed by authorized representatives of each of the parties.

        21.7 No Waiver. The failure of either party to exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same of any other term of the Agreement.

        21.8 Notice. Any notice required or permitted to be sent hereunder shall be in writing and shall be sent to the other party's designated Project Manager in a manner requiring a signed receipt, such as Federal Express, courier delivery, or certified mail. Notice is deemed received on the date of delivery if by certified mail or overnight delivery service or courier.

        21.9 Force Majeure. Neither party shall be deemed in default of this Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of materials or supplies or any other cause beyond the control of such party ("Force Majeure") provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) Business days of discovery thereof and uses its best efforts to cure the delay. In the event of such Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of three (3) months.

        21.10 Independent Contractor. BROOKLINE and LICENSEE agree to perform their individual services hereunder as an independent contractors, and in no event shall the employees or agents of BROOKLINE or LICENSEE be deemed employees or agents of BROOKLINE or LICENSEE.

        21.11 Hold Harmless. BROOKLINE and LICENSEE agree to defend, indemnify, and hold harmless each other and their employees or agents from and against any and all damages, claims, costs, expenses, and liabilities arising out of injury or death of third parties or damage to property of third parties (including the employees of BROOKLINE and LICENSEE) and arising out of or in connection with this Agreement or the performance of the services hereunder.

        21.12 Entire Agreement. This Agreement along with its attached and initialed Addendums, Attachments, Covenants, Exhibits, Schedules and/or Work Orders constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written promises or agreements. There are no promises, covenants or undertakings other than those expressly set forth in this Agreement.

        21.13 The following Addendums, Attachments, Covenants, Exhibits, Schedules and/or Work Orders are attached and considered part of this Agreement if so checked as "Required" and initialed by BROOKLINE.


ATTACHMENTS                                              SIGNATURES
Letter   Name                                Required    LICENSEE    BROOKLINE
A.       Momentum License
         and Product Description              Yes          KID        RAM
C.       Momentum Compensation
         Plan Business Rules                  Yes          KID        RAM
F.       Current Services Fee
         Schedule                             Yes          KID        RAM
M.       SOFTWARE Order and
         Payment Terms                        Yes          KID        RAM
N.       Dispute Resolution Policy            Yes          KID        RAM
0.       Completion Incentive and Penalty     Yes          KID        RAM


SIGNATURE SECTION: This Agreement is so agreed between the parties signing below.

LICENSEE: SPORTSNUTS.COM INTERNATIONAL, INC.
ADDRESS:    10421 South 400 West, Ste 550, Salt Lake City, UT 84095
AUTHORIZED  SIGNATURE: /s/ Kenneth I. Denos
PRINT NAME: Kenneth I. Denos
TITLE:      Executive Vice President   Date: 9/30/99
TEL:        801-816-2500  FAX:###-##-#### E-MAIL:----------------

BROOKLINE TECHNOLOGIES, INC.
ADDRESS:    9149 S. Monroe Plaza Way
AUTHORIZED  SIGNATURE: /S/ Richard A. Mikesell
PRINT NAME: Richard A. Mikesell
TITLE:      President/C.E.O.           Date: 9/30/99
TEL:        801-984-7800 FAXL 801-984-7844
E-MAIL:     mikesell@brooklinetechnologies.com

                                  Attachment A

                                  - - - - - - -

              DataNow tm License Specifics and Product Description

1       DataNow SOFTWARE License Specifics

        1.1 The DataNow SOFTWARE to be licensed consists of the Multi-

Level-Marketing software product described herein, customized to LICENSEE's distributor and/or customer compensation plan as specified in the Compensation Plan Specifications Document.

        1.2 The DataNow License fee and other fees shall be the amount(s) stated in Software Order and Payment Terms Attachment.

        1.3 The License Fee includes, modifications to implement a single compensation plan that includes commission calculations and processing, standard commission reports, standard downline reports, and standard check printing. The License Fee does not include the following, which may be subject to additional license fees and/or hourly billing charges:

        . Any on-site work other than installation, training, and assistance with testing.

        .       Database server and client license fees.

        .       SOFTWARE modifications.

        1.4 The SOFTWARE License provides for installation and use of the SOFTWARE on a single server at a single Authorized Location with a single compensation plan.

        1.5 The DataNow SOFTWARE License Term shall be indefinite, subject to the Term And Termination Clause of this Agreement.

2       DataNow Product Description

DataNow is a software system developed particularly for the Multi-Level/Network Marketing and/or Direct Sales industry. DataNow functionality supports the following business processes:

 .       Commission Processing. Support for typical multilevel/network marketing commission plan, including unilevel, binary, matrix, and stairstep breakaway. Commission plans may incorporate rollup/compression, infinity commissions, one-time qualifications, periodic qualifications, auto-purchase requirements, and payouts for any time period (monthly, bi-monthly, weekly, or daily).

 .       Customer Management. Customer management database with lookups by name, customer ID, tax ID, zip code, phone number. Name, ID, or other lookup methods can make sponsorship assignments, and multiple Business Centers per customer arp provided for appropriate market plans. Other Customer Management features include the ability to track names, mailing and shipping addresses, contact information and contact name for businesses. Other customer information maintained includes customer type, price type, federal and state tax numbers and exemption data, and unlimited notes per customer.

 .       Order Entry. Order entry is optimized for the rapid response requirements of a call center environment. During order entry, products can be selected by name or part number. All pricing, discounts, shipping rates, etc. are calculated and displayed automatically, eliminating the need for manual calculations. Separate fields are provided for sales price, qualification value, and commission payout value, allowing use of partial and non-commissionable items. An order can contain both discountable and non-discountable items. Other Order Entry features include:

 .       TeleNow IVR Interface. DataNow includes a complete IVR interface with
Automated Communications Group TeleNow IVR services, providing all necessary data import and export processes required to implement touch tone telephone enrollment, ordering, and customer service features. The interface supports import of new customers, customer modifications and orders from the IVR, and downline report requests from IVR. It also exports customer records, pricing status, product information and pricing, and call center schedule to the IVR; distributor qualification and downline information to the IVR.

 .       Payment Processing. DataNow tracks the balance owed on an order
(including credit balances). Payment processing handles authorized (credit card, check by phone, etc.) and non-authorized (cash, check, etc.) payments - authorized payments not posted until authorization code is received. It also supports an unlimited number of payments and/or charges per order. Payment information (credit card with address data, check-by-phone information, etc.) can be permanently stored on file for future orders. One time only payment information can be entered as needed.

 .       Shipping and Warehousing. DataNow provides full support for companies with in-house shipping departments, as well as for companies using third party fulfillment centers. Shipping features include automated packing slip release and printing or batch export file creation. Packing slips released can be separated on priority basis (rush orders, will call orders, next day shipments, etc.) to multiple printers or warehouse locations. Packing slip batches recorded for recreation during printer error recovery. Exports order file for UPS Online shipping system, eliminating the need to manually re-enter address data. Imports daily shipment information including date shipped, weight, cost, and package tracking numbers.

 .       Inventory Management. DataNow inventory management supports inventory tracking with alarm/reorder levels, product Bill of Materials for packaged/grouped products, Alarm/reorder reports, product status of available, temporarily unavailable, or discontinued, with product status and availability notes displayed for order entry users.

 .       Autopurchase Orders. DataNow allows customers to sign up for monthly autopurchase order(s) with an unlimited number of autopurchase orders per customer. Autopurchase orders can be scheduled for any day of the month. Autopurchase orders can be based on packages, individual products, or both, and it includes management reports for tracking and inventory preparation.

 .       Other Reports. Customer reports, lists, and labels with wide variety of sort and filtering options. Sales reports. Daysheet reports provides balancing information for sales and payments, payments classified by type. Product sales and analysis reports. Onshipped and late order reports.

 .       1099 Form and File Creation. DataNow Prints data on pre-printed, continuous feed 1099 forms. Creates 1099 file for floppy disk or electronic transmittal to IRS (required by IRS for most companies depending upon number of 1099's).

 .       Security. User logon required to enter the system. Access to records, reports, processes, etc., defined by user security profile. Unlimited number of user security profiles provide extensive security configuration options. Session tracking records beginning and ending date/time usage of the system by each user. Transactions are automatically stamped with session data, recording the user performing the transaction and the date and time the transaction was entered (for orders, payments, customer creation, etc.).

 .       Hardware Requirements

        Windows NTServer. Server requirements depend upon the number of DataNow workstations that will be accessing the DataNow database server. Please check with BROOKLINE for hardware requirements before purchasing your server and workstation equipment.

        Minimum server specifications are:

        a) Dedicated server with 20OMhz Pentium CPU(s) dr faster (I CPU up to 19 workstations and 2-CPU's for 20 or more stations).

        b) 128 Megabytes of RAM, expandable to over I Gigabytes of RAM (depending on number of workstations).

        c) Fault tolerant 2 Gigabyte or larger RAID Hard Drives (using a RAID level that will prevent data loss in the event of a hard disk failure).

        d) 28.8 bps modem.

        Workstations. PC workstation computers with 10OMhz Pentium CPU or faster, minimum 32 Megs of RAM, 17" or larger monitors capable of comfortable 1024 x 768 viewing for customer service and commission processing users.

 .       Software Requirements

        a) Windows NT Server version 4.0 for the DataNow server.

        b) Borland Interbase 5.0 for Windows NT, unless other database has been selected by LICENSEE and authorized by BROOKLINE. This must be licensed and installed on the server and for each DataNow workstation prior to the installation of DataNow.

 .       Network Requirements

        a) 10 Mbps or faster Ethernet network running TCP/IP and/or NetBUI.

        b) Uninterruptible Power Supplies for all hubs or other network devices.

        c) pcANYWHERE software program for interactive software diagnostics and support between BROOKLINE and Client.

Features and system requirements are subject to change without notice prior to the signing of the Software License Agreement.

                                  Attachment C

                                  - - - - - - -
                        Compensation Plan Specifications

Client:      SportsNuts.com
Document:    Compensation Plan Specification
Version:     9/24/1999

Note: All numeric parameters (for volume requirements, counters, commission percentages, etc.) will be user configurable.

Customer Types

 .       Player: A Player is a full participant in the market plan. A Player can earn Commissions and Bonuses (when qualified), can sponsor other Players, and can sponsor Fans. Players purchase at the retail price level.

 .       Fan: A Fan is a retail customer. A Player sponsors each Fan. Fans can purchase, but do not earn commissions or bonuses and cannot sponsor Players. Fans can refer (sponsor) other Fans and their CV would roll up to the sponsoring Fan's upline Player as if the Player sponsored them. Fans do participate in the Annual Rebate. Fans purchase at the retail price level. The QV of all purchases by a Fan is assigned directly to the sponsoring Player as if the Player made the purchase directly. The CV of purchases by a Fan stays with the Fan.

 .       MPP Customer: In addition to Players and Fans, the systems will track records and purchases of MPP Customers. These are people who purchase MPPs but they are neither Players nor Fans. MPP Customers do not earn commissions or bonuses, do not participate in the annual rebate, and cannot sponsor others. An MPP Customer can purchase product and can participate in the MPP. A Player sponsors each MPP Customer. The QV of all purchases by an MPP Customer is assigned directly to the sponsoring Player as if the Player made the purchase directly. The CV of purchases by a MPP Customer stays with the MPP Customer.

 .       Fund Raiser Organization (FRO): An organization that signs up as a
Player with certain benefits and restrictions. A FRO will be a Starter that is exempt from Qualification requirements that gets a $15 bonus for each Fan membership they sell and register. (The Sponsor of the FRO gets a $2 bonus for each fan Membership sold). The FRO will never be paid Fast Break Bonuses nor Advanced Team Bonuses. The FRO will be paid Commissions on all CV just as other Starters. FROs must meet the qualification to be paid on the 7th level.

Definition of Terms

 .       Commission Period: There are three commission periods:

        1. Monthly Commissions and Advance Team Bonuses (Monthly).

        2. Fast Break (Daily).

        3. Annual Rebate (Yearly).

 .       Sales Price: Each product has a sales price. This sales price is not used in any way for commission or bonus calculations.

 .       QV (Qualification Value): Each product has a QV that is used for all qualification requirement calculations (including personal and group volume requirements). QV is used only for qualification requirement evaluation - it is not used for commission or bonus payment calculations.

 .       CV (Commission Value): Each product has a CV. that is used for all commission and bonus payout calculations. When commissions or bonuses are paid as a percentage of volume, CV is used for this calculation.

 .       MPP (Monthly Purchase Program): Players and Fans can sign up to participate in the MPP. MPP is a monthly autopurchase program. Only selected products will be available for use in the MPP.

 .       Title: As a Player advances through qualification requirements, they attain a Title that does not slip back based on lack of qualification requirements. A Title is permanent until the Player advances to the next title. Since placement into teams is dependent upon Title, Title should be evaluated in real time.

 .       Qualification Level: For a given commission period, each Player attains a certain Qualification Level based on requirements evaluated for that period. Commissions and Bonuses are paid out only if the Player is Qualified for the requirements specified by their Title. If the Player does not satisfy the requirements for their Title, they earn nothing: no commissions, no Fast Start, and no Team Bonuses.

 .       Registered Fan: A Registered Fan is a fan that has stayed current with their annual membership fee.

 .       Qualifying MPP: Each of the Qualification Levels has a requirement that counts MPP's. When evaluating this requirement, the software will count MPP's from the following: (1) the actual Player being evaluated, (2) Fans directly sponsored by the Player, and (3) MPP Customers directly sponsored by the Player. Each of these types of customers can have more than one MPP counted towards the requirement (with certain limitations for the number of MPP's that can be counted for the Player, described on each Qualification Level). When evaluating for Qualifying MPP's, the software will evaluate actual orders produced by the MPP process (as opposed to evaluating the MPP templates which may or may not have successfully produced an order).

 .       Commission Level: Commission Levels are based on actual sponsorship level, with no rollup or compression.

 .       Grace Period: Each commission level has requirements for Fans and MPP's.
Each 12 months, each Player is allowed a Grace Period in which one or the other (or both) of these requirements are waived. This is an automatically triggered event - it is not done upon request. This grace period does not apply to Fast Break Bonuses nor entitle a Player to be paid on his/her 7th level.

Sponsorship Structure

 .       Business Centers: No Business Centers

 .       Sponsor: All commissions, bonuses, qualification requirements, etc. are based on the sponsorship tree unless otherwise specified. Sponsorship is tracked for both Players and Fans.

 .       Recruiter: In addition to tracking sponsorship, the software will also track the identity of the Player that recruited the new sign up. When signing up a new Player, it is possible for the Recruiter to be the same as the Sponsor, or different than the Sponsor. When signing up a new Fan, the Recruiter is the same as the Sponsor.

 .       Organization width limit(s): None o Organization depth limit(s): None

Teams

 .       Note: Placement upon teams is dependent upon Title (see definition of
Title in the "Definition of Terms" section above.).

 .       Starter Team: The first 4 Players that enter a given Player's sponsorship organization (regardless of who the recruiter is) make up the beginning of that Player's Starter Team. All players sponsored by anyone in the Starter Team are part of the Starter Team.

 .       All Star Team: Once the 4 Players that define the beginning of the
Starter Team are identified, the next 15 Players that are sponsored (provided that they are not part of the Starter Team) make up the beginning of my All Star Team. All players sponsored by the Player him/herself or anyone in the All Star Team are part of the All Star Team.

 .       MVP Team: All players that are part of my organization (that are not part of my Starter Team or All Star Team) are part of my MVP team until I have 5 MVP's within the first 7 levels of my downline. After this point, newly sponsored Players become part of my Captain Team. All players sponsored by anyone in the MVP Team are part of the MVP Team.

 .       Captain Team: All players that are part of 'my organization (that are not part of my Starter, All Star, or MVP team) are part of my Captain Team until I have 5 directly sponsored Captains (of which at least two must be on my Captain Team). After this point, newly sponsored Players become part of my Hall of Fame Team. All players sponsored by anyone in my Hall of Fame team are part of my Hall of Fame team.

 .       Hall of Fame Team: All players that are part of my organization (that are not part of my other teams) are part of my Hall of Fame Team until I have 4 directly sponsored Hall of Fames (of which at least one must be on my Hall of Fame Team). After this point, newly sponsored Players become part of my Legend Team. All players sponsored by anyone in my Legend Team are part of my Legend Team.

 .       Legend Team: All remaining players that are part of my organization
(that are not part of my other teams) are part of my Legend Team.

 .       Team membership is relevant from the perspective of upline sponsors only
(for example, a given Player may be in the Starter Team of their immediate sponsor, but in the All Star Team of their sponsor's sponsor.).

 .       Team Bonus Payout: Whenever a newly signed up Player becomes a Starter and personally registers at least 3 Fans before the end of the calendar month following the month they signed up in a Team Bonus Payout is triggered. Team Bonuses are paid out monthly along with regular commissions.

 .       Note: Once someone within one of my teams begins building their team at the same level, those Players will no longer be included in my team. A Player can only be a member of each team type once.

Commission Period: Monthly Commissions and Advance Team Bonuses (Monthly)

Note: No bonuses nor commissions are paid on a Players first 400 CV.

Qualification Level: Rookie Player

 .       Qualification Requirements

        1.      Be a Player (monthly requirement).

        2.      Purchase a Player Kit (one time requirement).

        3. Have at least 5 qualifying MPPs of which only I can come from the

                Player (monthly requirement).

        4. Have at least 5 personally sponsored Registered Fans (monthly requirement).

        5. Grace Period: A Player is automatically qualified and paid as a Rookie during the calendar month that they sign up and during the entire following calendar month.

 .   Benefits

        1.      Earn 10% commission on all personal CV (level 0).

        2.      Earn 10% commission on CV of all directly sponsored Fans (level
                0).

        3. Earn 10% commission on CV of all directly sponsored MPP Customers (level 0).

        4. Earn 5% Level 1 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

Qualification Level: Starter

 .       Qualification Requirements

        1.      Be a Player (monthly requirement).

        2.      Purchase a Player Kit (one time requirement).

        3. Have at least 5 qualifying MPP's of which only I can come from the Player (monthly requirement).

        4. Have at least 5 personally sponsored Registered Fans (monthly requirement).

        5. Have QV of 400 or more within any 12 consecutive calendar months (one time requirement).

 .       Benefits

        1. Earn Fast Break Bonuses (see separate Commission Period section for details).

        2.      Earn 10% commission on all personal CV (level 0).

        3.      Earn 10% commission on CV of all directly sponsored Fans (level
                0).

        4. Earn 10% commission on CV of all directly sponsored MPP Customers (level 0).

        5. Earn 5% Level 1 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        6. Earn 5% Level 2 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        7. Earn 5% Level 3 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        8. Earn 5% Level 4 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        9. Earn 5% Level 5 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        10. Earn 5% Level 6 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        11. Earn 10% Level 7 commission on CV of all directly sponsored Players and on the level 0 volume of those Players. (Note: This occurs only if the Starter has at least 20 personally sponsored registered fans and has at least 20 qualifying MPPs, of which only 4 can be personal.)

Qualification Level: All-Star

 .       Qualification Requirements

        1.      Satisfy all requirements for Starter (monthly requirement).

        2. Have at least 5 qualifying MPP's of which only I can come from the Player (monthly requirement).

        3. Have at least 16 personally sponsored Registered Fans (monthly requirement).

        4. Have at least 4 Starters (by title) anywhere in your downline. (one time requirement).

 .       Benefits

        1. Earn Fast Break Bonuses (see separate Commission Period section for details).

        2.      Earn 10% commission on all personal CV (level 0).

        3.      Earn 10% commission on CV of all directly sponsored Fans (level
                0).

        4. Earn 10% commission on CV of all directly sponsored MPP Customers (level 0).

        5. Earn 5% Level 1 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        6. Earn 5% Level 2 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        7. Earn 5% Level 3 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        8. Earn 5% Level 4 commissions on CV of all directly sponsored Players and on the level 0 volume of those Players.

        9. Earn 5% Level 5 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        10. Earn 5% Level 6 commission on CV of all directly sponsored Players and on the level 0 volume of those Players.

        11. Earn 10% Level 7 commission on CV of all directly sponsored Players and on the level 0 volume of those Players. (Note: This occurs only if the Starter has at least 20 personally sponsored registered fans and has at least 20 qualifying MPP's, of which only 4 can be personal.)

        12.     Earn $60.00 Team Bonus on Team Bonus payout within All Star
                Team.

Qualification Level: WP

 .       Qualification Requirements

        1. Have Title or monthly qualification requirements of All-Star or better (monthly requirement).

        2. Have at least 10 qualifying MPP's of which only 3 can come from the Player (monthly requirement).

        3. Have at least 20 personally sponsored Registered Fans (monthly requirement).

        4. Have at least 15 Starters (by title) on your All Star Team (one time requirement)

 .       Benefits

        1.      Earns same benefits as an All-Star.

        2. Earn 2% override on all volume in your organization (including your own and your level 0), down to (but not including) the 2nd MVP (by title) in each branch of your organization.

        3.      Earn $50.00 Team Bonus on Team Bonus payout within MVP Team.

Qualification Level: Captain

 .       Qualification Requirements

        1. Have Title or monthly qualification requirements of MVP or better (monthly requirement).

        2. Have at least 15 qualifying MPP's of which only 4 can come from the Player (monthly requirement).

        3. Have at least 25 personally sponsored Registered Fans (monthly requirement).

        4. Have at least 5 MVP's (by title) within the first 7 levels of your MVP Team (one time requirement).

 .       Benefits

        1.      Earns same benefits as an MVP.

        2. Earn 1% override on all volume in your organization (including your own and your level 0), down to (but not including) the 2nd Captain (by title) in each branch of your organization.

        3.      Earn $45.00 Team Bonus on Team Bonus payout within Captain Team.

Qualification Level: Hall of Fame

 .       Qualification Requirements

        1. Have Title or monthly qualification requirements of Captain or better (monthly requirement).

        2. Have at least 20 qualifying MPP's of which only 6 can come from the Player (monthly requirement).

        3. Have at least 50 personally sponsored Registered Fans (monthly requirement).

        4. Have at least 5 directly sponsored Captains (by title), two of which must be in your Captain Team (one time requirement).

 .       Benefits

        1.      Earns same benefits as a Captain.

        2. Earn 1% override on all volume in your organization (including your own and your level 0), down to (but not including) the 2nd Hall of Fame (by title) in each branch of your organization.

        3.      Earn $40.00 Team Bonus on Team Bonus payout within Hall of Fame
                Team.

Qualification Level: Legend

 .       Qualification Requirements

        1. Have Title or monthly qualification requirements of Hall of Fame or better (monthly requirement).

        2. Have at least 25 qualifying MPP's of which only 7 can come from the Player (monthly requirement).

        3. Have at least 100 personally sponsored Registered Fans (monthly requirement).

        4. Have at least 4 directly sponsored Hall of Fame (by title), one of which must be in your Hall of Fame Team. (one time requirement)

 .       Benefits

        1.      Earns same benefits as a Hall of Fame.

        2. Earn 1% override on all volume in your organization (including your own and your level 0), down to (but not including) the 2nd Legend (by title) in each branch of your organization.

        3.      Earn $25.00 Team Bonus on Team Bonus payout within Legend Team.

Commission Period: Fast Break (Daily)

When Qualified (as a Qualified Starter or better) any time a Player is personally recruited, becomes a Starter, and personally registers at least 3 fans within 14 days of their sign up date, the recruiter earns a $200.00 Fast Break bonus. This Bonus is triggered as soon as the newly recruited Player has registered 3 Fans (not at the end of the 14 day period).

Qualification for the Fast Break Bonus is calculated daily and is based on requirements for the title of the Recruiter.

Commission Period: Annual Rebate

Any Fan that has annual CV of 100: or more receives a 5% annual rebate on all purchases. This rebate is not applied to 1099's. This process will be run monthly along with regular commissions. The process will trigger based on the anniversary date of the Fan.

Commission Reports and Checks

 .       Checks: (Prototype later)

 .       Reports: (Prototype later)

Misc.

 .       Maintenance/Processing Fee: $3.00 processing fee charged on all commission checks and Fast Break Bonuses.

 .       The minimum amount paid in a monthly Commission/Bonus check is $18.00
        (minus the Processing Fee).

 .       The minimum amount paid in an annual Fan Rebate check is $5.00. There is no processing fee on Annual Fan Rebate checks.

 .       Commissions/bonuses are paid on all orders in the appropriate commission period, regardless of payment status. If an order is not adequately paid for, it should be manually canceled prior to final commission processing.

                                  Attachment F

                                  - - - - - - -

              Brookline Technologies Current Services Fee Schedule

                           Effective through 9/30/2000

Following is BROOKLINE's Current SERVICES Fee Schedule:

 .       Basic SOFTWARE Customizations, Data
        Conversion and Training Fees                           $125.00/hour

 .       Fees for Customizations which require                  $150.00/hour
        Architectural and/or Data Structure modifications

 .       Fees for Customizations which require                  $175.00/hour
        Commission Analysis and Modifications
        after the Commission Plan Specifications
        Document has been signed off

 .       ** Expedited Programming Fees                          $200.00/hour

 .       Additional Flow Charting Fees                          $100.00/hour

 .       Additional Voice Recording Fees                        $350.00/session

*When ordered by the customer, some programming tasks can be expedited. Please get in touch with your Project Manager at BROOKLINE should you need to expedite some of your programming requirements or Work Orders.

Current SERVICES Fee Schedule, Page I of I BROOKLINE Confidential and Proprietary Information

SERVICES Fee Schedule is subject to change without notice

                   Current SERVICES Fee Schedule, Page 2 of 1
               BROOKLINE Confidential and Proprietary Information

                 Attachment M - Software Order and Payment Terms

Customer Information

Company Name              SportsNuts.com

Address, Suite No.        10421 South 400 West, Suite 550
City                      Salt Lake City    State   UT Zip/Postal 84095
Customer Contacts   Name         Phone/Ext. No.  Fax No.    E-Mail Address
Project Manager     Martin Moreno
Comp. Plan Contact  Martin Moreno
System Administrator

Software.& Services Order Information

DataNow tm - Service Bureau: Yes/No Qty InterBase  SQL Oracle 8 Extended Price
1 DataNow License (includes 5 Stations) 1               35,000       35,000
2 15 Additional Station License         1               20,000          N/C
3 ZipSales Tax Database Interface       1                3,500          N/C
4 Credit Card Authorization Interface   1                4,500        4,500
5 Federal Express Shipping Interface    1                4,500        4,500
6 UPS Shipping Interface                1                4,500        4,500
7 Check-By-Phone Interface              1                1,500        1,500
8 DataNow Business Objects              1               25,000         N/C
9 DataNow License Fee Total          Add Lines 1 through 8           50,000
10 Complex Commission Plan Surcharge         5,000 to 15,000         10,000
11 Annual Maintenance Fee          DataNow License Fee Total           N/C
12 State Tax                                              6.35%       3,810
13 DataNow Total                                                    $63,810
TeleNow IVR Services                               License Fees Extended Price
14 TeleOrder, TeleSponsor, TeleServices                25,000             0
15 TeleSelling                                          7,500             0
16 TeleRegistration                                     7,500             0
17 Transcription service                               1,000              0
18 Credit Card Authorization Interface                 4,500              0
19 Check-By-Phone                                      1,500              0

20 DataNow-TeleNow Real Time Interface                 7,500              0
21 Security Payment    See TeleNow License Specifics
                       and Service Description Attachment                 0

22 Security Payment Tax            6.35% of Security Payment (line 21)    0
23 TeleNow Total                                                   $      0
On-site Implementation Services            Rate per Day  Days  Extended Price

24 Site Analysis, Installation and Setup       1200
25 System Administrator Training              1200
26 User Training                              1200
27 On-site Services Subtotal               Add lines 24, 25, 26
28 On-site Services Tax           6.35% of On-site Services Subtotal (line 27)
29 On-site Services Total                  Add lines 27 and 28
30 Total Order Amount                      Add lines 13, 23 and 29   $ 63,810

Software Order and Payment Terms - Page 1 of 2; BROOKLINE Proprietary and Confidential Information

Payment Terms

50% upon execution of the Software License Agreement.
50% upon installation and acceptance of SOFTWARE.

Brookline Technologies Contacts

BROOKLINE Contacts      Name              Phone/Ext.      Fax No.           E-mail Address
Account Manager         Richard Mikesell  801.984.7866    801.984.7844      mikesell@brooklinetechnologies.com

Project Manager         Leslie Holmes     801.984.8066    801.984.7844      leslie@brooklinetechnologies.com

Comp. Plan Analyst      Clint Lord        801.984.7883    801.984.7844      clint@brooklinetechnologies.com

Technical Support Rep   Janae Bennett     801.984.8100    801.984.7844      janae@brooklinetechnologies.com

Software Order and Payment Terms -Page 2 of 2; BROOKLINE Proprietary and Confidential Information

                                  Attachment N

                                  - - - - - - -
                            Dispute Resolution Policy

If a dispute arises relating to any relationship between LICENSEE and BROOKLINE, it is expected that the Parties will attempt in good faith to resolve any such dispute in an amicable and mutually satisfactory manner.

In the event such efforts are unsuccessful, either Party may serve a notice of mediation/arbitration ("Notice of Mediation/Arbitration") on the other Party. Notice of Mediation/Arbitration shall be personally delivered or sent by prepaid registered airmail or air courier, and shall be effective on receipt thereof by the Party to whom it is addressed. Proof of receipt shall be a receipt signed by any officer or responsible official of the Party to whom it is addressed. The Notice of Mediation/Arbitration shall be dated and without prejudice to any right under the Rules permitting subsequent modifications, shall specify the claims or issues which are to be subjected to mediation/arbitration.

IF DIFFERENCES CANNOT BE RESOLVED BY MEDIATION THE PARTIES AGREE THAT IN ORDER TO PROMOTE TO THE FULLEST EXTENT REASONABLY POSSIBLE A MUTUALLY AMICABLE RESOLUTION OF THE DISPUTE IN A TIMELY, EFFICIENT AND COST-EFFECTIVE MANNER, THEY WILL WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY AND SETTLE THEIR DISPUTE BY SUBMITTING TT-IE CONTROVERSY TO ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("A.A.A.") EXCEPT THAT ALL PARTIES SHALL BE ENTITLED TO ALL DISCOVERY RIGHTS ALLOWED UNDER THE FEDERAL RULES OF CIVIL PROCEDURE AS THOSE RULES EXIST IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF UTAH.

The Parties shall attempt to select a mutually agreeable mediator/arbitrator from A.A.A.'s Panel of Mediators/Arbitrators. If no agreement is reached within fifteen (15) Calendar days of the first written notice of intent to mediate/arbitrate, the current Director of Professional Services for A.A.A. in Utah shall serve as the mediator/arbitrator.

The Arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Paragraph 1 et seq., and the judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. Either Party may elect to participate in the arbitration telephonically. Any substantive or procedural rights other than the enforceability of the arbitration agreement shall be governed by Utah law, without regards to Utah's conflict of laws principles.

The Parties further expressly agree that (i) the arbitrator shall only,reach his decision in applying strict rules of law to the facts, (ii) the arbitration shall be conducted in the English language, in Salt Lake County, Utah, (iii) the Party in whose favor the arbitration award is rendered shall be entitled to recover costs and expenses of the arbitration including: but not limited to, attorney's fees and the cost and expense of administration of the arbitration proceedings, and any costs and attorney's fees incurred in executing on or enforcing the arbitration award, and (iv) the arbitration award shall be issued in Salt Lake County, Utah.

Dispute Resolution Policy, Page 1 of 2 Brookline Technologies - Confidential and Proprietary Information

Except as provided in the following sentences, no party shall be entitled to commence or maintain any action in a court of law upon any matter in dispute until such matter shall have been submitted and determined as provided herein and then only for the enforcement of such arbitration award. Provided that, notwithstanding this dispute resolution policy, either party may apply to a court of competent jurisdiction in Salt Lake County, Utah, to seek injunctive relief before or after the pendency of any arbitration proceeding. The institution of any action for injunctive relief shall not constitute a waiver of the right of obligation of any party to submit any claim seeking relief other than injunctive relief to arbitration. Judgment upon the award may be entered by the United States District Court or Salt Lake County Superior Court located in the State of Utah, or application may be made to such court for the judicial acceptance of the award and order of enforcement, as the case may be, if the Arbitrator's award or decision is not complied with within seven (7) Calendar days of the Arbitrator's decision.

Arbitration shall be the sole and exclusive procedure for resolution of disputes between the parties, including any disputes that might arise after termination of this Agreement.

Dispute Resolution Policy, Page 2 of 2 Brookline Technologies - Confidential and Proprietary Information

                                  Attachment 0

                                  ------------
                        Completion Incentive and Penalty

1.0 LICENSEE and BROOKLINE agree that the SOFTWARE shall be completed and installed on November 1, 1999.

2.0 LICENSEE agrees to pay BROOKLINE a graduated incentive fee for early completion of the SOFTWARE.

3.0 The early completion incentive fee paid to BROOKLINE shall be calculated and paid as follows:

        3.1 For each day that,the SOFTWARE is completed prior to November 1, 1999, LICENSEE shall pay BROOKLINE the amount of $600.00 (six hundred dollars and no cents) per day.

        3.2 The early completion incentive fee shall not exceed $6,000.00 (six thousand dollars and no cents).

        3.3 If BROOKLINE earns the early completion incentive fee, it shall be added to the final payment amount due to BROOKLINE upon completion and acceptance of the SOFTWARE subject to the terms of this Agreement.

4.0 BROOKLINE agrees to credit LICENSEE a late completion discount for late completion of the SOFTWARE.

5.0 The late completion penalty discount shall be calculated and charged to BROOKLINE as follows:

        5.1 For each day that the SOFTWARE is completed after November 1, 1999, BROOKLINE shall discount the SOFTWARE License Fee the amount of $600.00 (six hundred dollars and no cents) per day.

        5.2 The late completion penalty shall not exceed $6,000.00 (six thousand dollars and no cents).

        5.3 Any late completion penalty fees owed to LICENSEE shall be deducted from the final payment amount due to BROOKLINE upon completion and acceptance of the SOFTWARE subject to the terms of this Agreement.

6.0 A "day", as used in 3.1 and 5.1 shall be one full Calendar Day, and shall not be subject to hourly pro-rata calculation.

Completion Incentive and Penalty, Page 1 of 1 Brookline Technologies - Proprietary and Confidential Information